UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2012

PATHEON INC.

(Exact name of registrant as specified in its charter)

Canada	000-54283	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Patheon Pharmaceuticals Services Inc. 4721 Emperor Boulevard, Suite 200 Durham, NC		27703
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 226-3200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 22, 2012, Patheon Inc. (the “Company”) held its 2012 Annual and Special Meeting of Shareholders (the “Meeting”) to (i) elect nine directors; (ii) appoint Ernst & Young LLP as auditors and authorize the directors to fix their remuneration; (iii) hold an advisory (non-binding) vote to approve executive compensation; and (iv) hold an advisory (non-binding) vote on the frequency of future advisory (non-binding) shareholder votes on executive compensation. For more information about the foregoing matters, see the Company’s proxy statement filed with the Securities and Exchange Commission on February 15, 2012.

As of February 16, 2012, the record date for the Meeting, there were 129,167,926 restricted voting shares issued, outstanding and entitled to vote on all matters, except the election of those directors elected by the holders of Class I Preferred Shares, Series D (“Special Voting Preferred Shares”), of which there were 150,000 shares issued, outstanding and entitled to vote on the election of such directors. At the Meeting, 107,835,141 restricted voting shares and 150,000 Special Voting Preferred Shares were represented in person or by proxy, constituting a quorum. The certified results of the matters voted on at the Meeting are set forth below.

Proposal No. 1 – Election of Nine Directors.

Directors Electable by Holders of Restricted Voting Shares:

Nominee	For	Withheld	Broker Non-Vote
Daniel Agroskin	96,667,051	8,975,659	2,192,431
James C. Mullen	98,852,400	6,790,310	2,192,431
Brian G. Shaw	105,576,900	65,810	2,192,431
David E. Sutin	105,555,719	86,991	2,192,431
Joaquín B. Viso	88,501,247	17,141,463	2,192,431
Derek J. Watchorn	105,554,300	88,410	2,192,431

Directors Electable by Holders of Special Voting Preferred Shares:

Nominee	For	Withheld	Broker Non-Vote
Paul S. Levy	150,000	0	0
Michel Lagarde	150,000	0	0
Nicholas O’Leary	150,000	0	0

All director nominees were duly elected.

Proposal No. 2 – Appointment of Ernst & Young LLP as auditors and authorization of the directors to fix their remuneration.

For	Against	Abstain
107,755,029	55,088	19,000

This proposal was approved.

Proposal No. 3 – Approval, on an advisory (non-binding) basis, of the resolution regarding executive compensation.

For	Against	Abstain	Broker Non-Vote
101,633,566	3,974,220	28,900	2,192,431

This proposal was approved on an advisory (non-binding) basis.

Proposal No. 4 – Approval, on an advisory (non-binding) basis, of the frequency of future advisory (non-binding) shareholder votes on executive compensation.

One Year	Two Years	Three Years	Abstain
21,431,497	58,267	84,106,807	45,089

The shareholders approved, on an advisory (non-binding) basis, a triennial advisory vote on executive compensation. In light of these results, which are consistent with the Company’s recommendation, the Company will hold an advisory (non-binding) vote on executive compensation once every three years until such time as the next advisory (non-binding) vote regarding the frequency of advisory (non-binding) votes on executive compensation is submitted to the Company’s shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2012	PATHEON INC.

	By:	/s/ Stuart Grant
Stuart Grant
Executive Vice President, Chief Financial Officer